GUARANTEED INCOME EDGE ANNUITY SCHEDULE

This Schedule adds the Guaranteed Income Edge Annuity to the Phoenix Life Insurance Company INDEPENDENT PRODUCER CONTRACT, and Selling Agreement (the “Contract”) among the Investors Capital Corporation, ICC Insurance Agency Inc., and Phoenix Life Insurance Company dated December 1, 2002.

There are no commissions or compensation paid to Investors Capital Corporation or ICC Insurance Agency Inc. for the sale of the Guaranteed Income Edge Annuity.

This Schedule and amendment to the Contract are executed in duplicate as of the dates below

Investors Capital Corporation

By:	/s/Theodore E. Charles
Name:	Theodore E. Charles
Title:	Director
Date:	7/28/2009

ICC Insurance Agency, Inc.

By:	/s/Peter Acciauatti
Name:	Peter Acciauatti
Title:	President ICC Insurance
Date:	7/30/2009

Phoenix Life Insurance Company

By:	/s/John LaGrasse
Name:	John V. Lagrasse
Title:	Executive Vice President
Date:	July 16, 2009

Phoenix Equity Planning Corporation

By:	/s/Kathleen A. McGah
Name:	Kathleen A. McGah
Title:	Vice President
Date:	July 16, 2009